Essex Rental Corp Hudson Securities Industrials Conference March 1, 2011

Importance Notice This document does not constitute an offer to sell or a solicitation of an offer to buy any securities . It is an outline of matters for discussion only. Some of the statements in this presentation and other written and oral statements made from time to time by the Company and its representatives are “forward -looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended . These statements include statements regarding the intent and belief or current expectations of Essex and its management team and may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek", the negative of these terms or other comparable terminology . Investors are cautione d that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward -looking statements . Important factors that could cause actual results to differ materially from Essex’s expectations include, without limitation, the continued ability of Essex to successfully execute its business plan, the possibility of a change in demand for the products and services that Essex provides (through its subsidiary, Essex Crane), intense competition which may require us to lower prices or offer more favorable terms of sale, our reliance on third party suppliers, our indebtedness which could limit our operational and financial flexibility, global economic factors including interest rates, general economic conditions, geopolitical events and regulatory changes, our dependence on our management team and key personnel, as well as other relevant risks detailed in our Annual Report on Form 10-K and subsequent periodic reports filed with the Securities and Exchange Commission and available on our website, www.essexcrane .com. The factors listed here are not exhaustive . Many of these uncertainties and risks are difficult to predict and beyond management’s control . Forward -looking statements are not guarantees of future performance, results or events. Essex assumes no obligation to update or supplement forward -looking information in this presentation whether to reflect changed assumptions, the occurrence of unanticipated events or changes in future operating results or financial conditions, or otherwise . This presentation contains unaudited non-GAAP financial measures , including Total EBITDA , and Rental EBITDA . Management believes that the presentation of these non-GAAP financial measures serves to enhance understanding of Essex’s individual operating and financial performance . These non-GAAP financial measures should be considered in addition to, but not as substitutes for, the most directly comparable U.S. GAAP measures . A reconciliation of Total EBITDA and Rental EBITDA to income from operations for the three months ended June 30, 2010 can be found in Essex’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 30, 2010. The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X. We believe the non-Company information provided herein is reliable, as of the date hereof, but do not warrant its accuracy or completeness . In preparing these materials, we have relied upon and assumed, without independent verification, the accuracy and completeness of all information available from public sources . Except as required by law, the Company, Essex and their respective directors, officers, employees, agents and consultants make no representation or warranty as to the accuracy or completeness of the non-Company information contained in this document, and take no responsibility under any circumstances for any loss or damage suffered as a result of any omission , inadequacy , or inaccuracy in this document . Neither the Company nor Essex Crane guarantees the performance or return of capital from investments . ©2011 Essex Rental Corp.

1 Introduction

Management Presenters Ron Schad President & Chief Executive Officer Marty Kroll Chief Financial Officer & Senior Vice President President & CEO of Essex Crane since 2000 15 years with Manitowoc Crane Group, including Executive Vice President and General Manager of the Crane Group responsible for over $350 million in sales Graduated from the University of Wisconsin -Madison with a BS in Engineering Active Industry Leader, including current board member of NCCCO and SC&RA CFO & Senior Vice President of Essex Crane since May 2001 Former President and Chief Financial Officer of US Holding Company of Outokumpu Copper Group Director of Finance at American Brass Company 8 years with PricewaterhouseCoopers LLP Certified Public Accountant

Essex Rental Corp. Leading provider of heavy lifting equipment solutions to the infrastructure and construction industry Acquisition of Coast Crane Company in November 2010 dramatically increased the Company ’s geographic footprint, product offerings and lines of business and diversified its earnings stream Focused on bare rental of heavy construction lifting equipment with over 1,000 pieces of equipment and attachments Integrated full-service approac h provides the Company with multiple points of customer contact, enabling it to maintain a high quality rental fleet, as well as an effective distribution channel for fleet rotation and provides cross-selling opportunities among its new and used equipment sales, rental, parts sales and service operations Over $350M appraised value of the fleet as of 12/31/10 Highly diversified end markets served across a national footprint Over 35% of common stock is owned by management and members of the Board of Directors .

Investment Highlights Integrated Business Model Geographic & End Market Diversity Significant Asset Value Return on Capital Business Model 3 Primary Growth Drivers — Rental — Multi –faceted offering of diverse lifting needs — New and Used — Multiple lines of business driving growth Sales — Cyclical “earnings smoothing” — Parts and Service — 25 locations in 14 states — Serve a broad array of end markets, with no exposure to a single industry or geography — Significant focus on infrastructure and energy -related end markets — Appraised value of the fleet $350M as of 12/31/10 — Replacement value of approximately $600M — Focus on long economic lived assets — High residual value relative to original cost — Attractive ROIC business model due to efficient conversion of EBITDA to free cash flow — Rental equipment — New and used equipment sales — Parts and services support

Coast Crane Company: Acquisition Overview Transaction Structure: Essex was the successful bidder to acquire Coast’s assets out of bankruptcy; approved by the Bankru ptcy Court on November 12, 2010. Coast has over a 40 year operating history and a strong geographic presence in Western North America, Hawaii, Guam, Alaska and the South Pacific Total consideration for acquisition was ~$80.0 million cash, plus ~$12 million of existing Coast indebtedness; financed by cash on hand, proceeds from equity raise, and a new fully committed credit facility of $75 million, of which $48 million was drawn at close. Acquisition price reflects a significant discount to the replacement value of Coast’s assets. Acquisition completed at the low point of the appraised value cycle Nominal value ascribed to distribution and parts and services businesses Concurrent with the closing of the acquisition, Essex issued an aggregate of 3.3 million shares of common stock (at $4.30/share), generating proceeds of $14.2 million, which was used to help fund the cash portion of the purchase price In the 12 months ended 9/30/10, Coast generated revenues of $85 million (based on unaudited financial statements), and had a four year average EBITDA of $17 million. Essex expects the acquisition to be accretive to 2011 free cash flow per share (excluding growth capital spending) and net asset value per share

Coast Crane Company Summary No asset overlap; Coast’s assets are contiguous and complementary to Essex’s existing crawler crane fleet Largest fleet in west coast: young, modern fleet with long asset lives of 10-30+ years and quick payback periods Rental duration for majority of assets of 4-18 months Low maintenance capital expenditure requirements for most long lived nature of assets Rental fleet can be used as a rent-to-sell distribution model to create additional market opportunities with customers not prepared to buy new Types of cranes: Towers - Types: Self Erector, City Cranes & T-top Cranes Rough Terrains - Fleet focus on mid-to-large capacity Boom Trucks - Heavy lift capacity multi-axel boom trucks

The “New” Essex Business Model Before Single product line – crawler cranes Limited customer “touch” opportunities Exposure to economic cycle Limited growth drivers After A broad portfolio of complimentary products that can be bundled together for the customer as appropriate Ability to leverage customer relationships in a variety of ways Cross selling opportunities Strengthens & expands geographic reach into Western North America, Hawaii, Guam & South Pacific Mix of business activities enables effective operation through economic cycles Significant organic growth opportunities Diversity of rental equipment Diversity of lines of business New & used equipment sales Parts service and support

Business Strategy Essex three pronged strategy for creating shareholder value: Rental Equipment New and Used Equipment Sales Parts and Service Support Keen focus on return on capital equipment with medium to long duration rentals Leverage customer relationships by offering bundled equipment solutions to drive increased utilization Organic growth through increasing fleet size Aggressive push to add new manufacturers in existing and new territories Continue to evolve into a broad line dealer by providing exceptional service and support Leverages rental equipment customer relationships High ROE business Predictable , high margin , counter cycle Proactively market our expertise to drive growth Not capital intensive Provides opportunity to differentiate offering and sets customers up for a future rental or sale. Provides multi-faceted offering to service our customer’s varied equipment needs

2 Company Overview

GROVE

Essex Rental Fleet

Essex Now Employs All of the Cranes Below in its Fleet

				
Crane Type	Crawler	Rough Terrain (RTs)	Tower	Boom Truck
Max. Lift Cap. (tons)	3,000+	150	80	50+
Max. Reach Cap. (ft.)	700+	250	350	200
Price New ($ '000)	$800 - $5,000[2]	$250 - $1,500	$300 - $1,000	$100 - $600
Avg. Life (years)	50+	20+	30+	15+
Rental Duration	Long-term	Short-term	Long-term	Short-term
Key End Markets	Highways, large bridges, railroads Public infrastructure (stadiums, garages) Power generation Sewer / water treatment Petrochemicals Industrial / marine	Highways, large bridges, railroads Public infrastructure (stadiums, garages) Power generation Sewer / water treatment Petrochemicals Industrial / marine Commercial & Residential	Nuclear power Sewer / water treatment High rise (>10 story) Office Towers Condominiums Apartment Buildings	Petrochemical Oil & Gas Railroads Highways Public Utilities Condominiums Apartment Buildings Other Residential
Owned By	Essex Crane	Coast Crane		

Notes:

1. Source: Manufacturer reports and Essex management estimates
2. Crawler crane prices reflect models in Essex's heavy-lift niche. Light and super heavy-lift crawler cranes can range from $0.5 million to over $35 million

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Continue to leverage the Essex and Coast brands in the territories they are strongest in, yet achieve the benefits of geographic and product diversity National Footprint Headquarters Service Center Satellite Service Center Equipment Storage Yard

End Markets Power (8%) Power Plants Wind Power Industrial / Marine (22%) Industrial Facilities Factories Sewer & Water (4%) Sewers Water Treatment General Building (6%) Stadiums Hospitals Transportation (27%) Road construction Bridge construction Petrochemicals (16%) Chemical Plants Petrochemical Plants Essex 2002 Rental Revenues by End Market Sewer & Water 8% General Building Petrochemicals 17% 3% Other 2% Power 39% Transportation 22% Industrial / Marine 9% Less exposure to power, greater diversification Essex 2010 Rental Revenues by End Market General Building Levee 6% 16% Other 1% Sewer & Water 4% Transportation 27% Petrochemicals 16% Power Industrial / Marine 8% 22%

New & Used Equipment Sales New Equipment Sales • Continue to represent Potain Tower Crane line with future opportunity as commercial & residential markets recover • Freedom from a restrictive dealer relationship with Manitowoc for Grove, Manitowoc & National Cranes allows Essex to: • Expand our geographic footprint with rental opportunities outside of our Coast distribution geography • Provides additional opportunity to expand our crane sales offering • Leverage existing relationships with crane suppliers familiar with Coast/Essex Crane sales and rental capabilities • Develop full-line mobile crane offering by adding distribution of other leading manufacturer’s products . Used Equipment Sales • Continue to rebalance the Essex crawler crane fleet by selling $20M of smaller, older underutilized cranes • Leverage rent-to-own model relating to boom truck and rough terrain • Reinvigorate rent-to-sell model by selecting appropriate time and equipment to create a used crane offering for customers desiring like-new used cranes

Current Market Conditions Combined rental fleet has higher utilization rates than a year ago. This combined with stabilized rental rates and improved rental quotation activity provides us with the confidence our rental businesses are recovering . Crawler crane rental quotations year to date to customers who report to us that they have the project are over 40% higher in revenue that the comparative period one year ago. Increased economic indicators/measurements including ABI index and Rouse appraisal data regarding construction equipment values are consistent with a construction recovery . Recent auction results for rough terrain cranes yielded higher than expected prices indicating market demand improvement which will support increased rental rates in the future. Public rental companies providing lighter rental equipment reporting much improved market conditions . Light construction equipment is considered early stage recovery equipment and is consistent with our belief the medium to heavy construction (larger projects) are recoverin g and demand is increasing . Crane manufacturers are reporting increased demand for new crane purchases by owners and contractors that prefer to own equipment rather the rent.

Market Indicators

2011 Outlook Although not providing specific guidance, expect improving environment in 2011 Believe 2010 the was bottom of the cycle for our sector Lifting Equipment tends to be later stage recovery – 6 to 12 months after the earth moving equipment/light equipment Expect sequential improvement in utilization in rental business throughout the year Expect rental rates to remain flat until utilization reaches about 60% – no longer under pressure Rental activity for tower cranes, our lowest utilized assets, has been steadily improving. Rental activity for our larger lift capacity rough terrain cranes continues to be robust and we are adding to this asset class Limited visibility into other segments of the business Transitioning new equipment distribution to deeper relationship with a broader number of manufacturers Continue to integrate Coast Crane into Essex Rental without sacrificing brand, customer relationships and product expertise — creation of “One Company / One Culture” with diverse product and service offering • Opportunity for process improvements at Coast through introduction of Essex’s existing IT platform resulting in meaningful cost and working capital reductions and greater visibility to drive earnings Opportunity for significant sequential growth in second half 2011 and beyond Limited capital expenditures , primarily related to rough terrain products , hoist equipment and boom trucks to meet high customer demand Strong balance sheet and solid capital structure 18

3 Summary Financial Information and Valuation

Pro Forma Capitalization & US Cre dit Faci lity Snaps hot Pro Forma Capitalization ($ in millions) Revolving Credit Facilities $ 215.0 Other debt 8.9 $200.0 $5.8 $180.0 $27.7 Shareholders' equity 80.7 $4.0 $160.0 Total capitalization $ 304.6 $140.0 $120.0 Suppressed collateral Market equity value as of 2/25/2011 $ 142.3 $100.0 Availability $158.3 $80.0 $13.6 Reserves Note 1: Potential for as much as $20.5 million of additional $60.0 $3.8 Amount drawn equity from the exercise of warrants that expire on March 4, $40.0 $53.9 2011. $20.0 $]Note 2: Appraised value of rental equipment assets in excess of Essex Crane Coast Crane $350 million . Subsidiary Subsidiary ($75 ($190 million) million)

Debt Summar y Essex Crane Rental Corp. – Total Debt outstanding (12/31/10): $158.3 million – Revolving Credit Facility: • $158.3 million outstanding as of December 31, 2010 • $190 million facility size • 5-year facility • Libor plus 225 • 2 financial covenants (only become effective if availability is below $20 million) • Availability under facility of $27.7 million as of December 31, 2010 Coast Crane – Total Debt outstanding (12/31/10): $60.4 million – U.S. Revolving Credit Facility: • $53.9 million outstanding as of December 31, 2010 • $75 million facility size • 4-year facility • Libor plus 375 • Availability under facility of $13.6 million as of December 31, 2010

Essex Rental Corp.
Summary Financial Information

December 31 Year End	Historical	Historical Audited					Unaudited
(USD $000's)	2004 (5)	2005	2006	2007	2008 (6)	2009	9M'10
Total Rental Related Revenues (2)	**$28,524**	**$38,583**	**$55,659**	**$64,532**	**$76,888**	**$45,606**	**$23,166**
Operating Expenses	(13,170)	(17,183)	(20,960)	(23,322)	(27,789)	(16,106)	(11,239)
Gross Profit	**15,354**	**21,400**	**34,699**	**41,210**	**54,099**	**29,500**	**11,927**
SG&A	(7,123)	(7,585)	(8,732)	(9,112)	(12,498)	(10,547)	(7,851)
One-time Transaction Costs (3)	-	-	-	-	(5,200)	-	-
Rental EBITDA	**8,231**	**13,815**	**25,967**	**32,098**	**36,401**	**18,953**	**4,076**
Rental EBITDA Margin (%)	28.9%	35.8%	46.7%	49.7%	47.3%	41.6%	17.6%
Gain On Sale of Equipment	1,608	2,879	3,007	6,049	3,814	893	588
Total EBITDA	**9,839**	**16,694**	**28,974**	**38,147**	**40,215**	**19,846**	**4,664**
Equipment Sale Proceeds	5,454	7,841	5,980	13,233	8,440	6,478	2,939
Revenue + Equipment Sale Proceeds	33,978	46,424	61,639	77,765	85,328	52,084	26,105
Total EBITDA Margin %	29.0%	36.0%	47.0%	49.1%	47.1%	38.1%	17.9%
Maintenance Capital Expenditure	(339)	(518)	(512)	(724)	(2,375)	(1,014)	(793)
Discretionary Crane Investment	(383)	(5,875)	(6,004)	(18,784)	(21,153)	(20,041)	(2,624)
Average Fleet Utilization Rate (4)	45.7%	57.8%	72.6%	76.3%	77.0%	48.2%	38.7%
Average Monthly Rental Rate ($000's)	$11.3	$12.4	$13.8	$16.3	$21.4	$21.1	$16.7

Notes:
1. Source: Essex
2. Total Rental Related Revenues excludes used rental equipment sales.
3. 2008 financial information includes $5.2 million of one-time non-recurring transaction costs incurred related to Essex Rental Corp's (formerly Hyde Park Acquisition Corp.) acquisition of Essex Crane Rental.
4. Based on "hits" method utilization.
5. The historical 2004 financial information and data of Essex Crane contained in this presentation is unaudited and was prepared by Essex Crane as a private company prior to its acquisition by the Company, and may not conform to SEC regulation S-X.
6. 2008 financial information excludes the impact of the $23.9 million goodwill impairment charge recorded in the fourth quarter of 2008.

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Return on Capital vs. Return of Capital Both Essex Crane and Coast Crane Fleets Employ Long Lived Assets Asset Depreciation (1) Benchmark: Annual Depreciation %(2) Asset Depreciation (1) Benchmark: Residual Value vs. Lifespan 90% ESSEX 80% Crawler Crane 70% Coast Crane Tower Crane Scotsman rental Mobile Mini 60% Skidsteer Loader equipment (North storage units America) Mobile Mini (steel) Tractor Loader 50% storage units Forklift Crane (wood) Rough terrain cranes 40% Backhoe Boom Trucks Excavator 30% Roller Boom Lift Scissor Lift 20% Van trailers Scotsman rental 10% All terrain cranes equipment Hospital (Europe) equipment 0% 0 5 10 15 20 25 30 35 Rental Lifespan (years) Notes: 1. Asset depreciation represents equipment market value depreciation 2. Annual Depreciation % = (1 – Residual Value %) / Lifespan . 3. Source: Oliver Wyman Essex Crane Assessment

Investment Summary Essex is considered to be an attractive investment opportunity for the following reasons: • Market leader with a long industry heritage able to leverage scale • Committed management team; management and Board of Directors represent ownership in excess of 35% of common shares outstanding • Strong free cash flow generation potential • Poised to participate in growing infrastructure & energy related markets as economy recovers and as capacity demands updating • Numerous organic and strategic growth opportunities • Sound capital structure including attractive, flexible and committed debt facilities • Rental rates appear to have bottomed and utilization has begun to grow